SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 Filed by the Registrant [x]
Filed by a Party other than the Registrant [ ]

Check the Appropriate Box:
[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive  Additional Materials
[ ] Soliciting Material Pursuant to Section 240.14a-11(c) or 240.14a-12

                               THERMOGENESIS CORP.
                   ------------------------------------------
                  (Name of Registrant as Specified in Charter)

     -----------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check appropriate box):
[X]    No fee required.
[ ]    Fee computed on table below per Exchange Act Rule 14a-6(i)(1) and 0-11
        1) Title of each class of securities to which transaction applies:
            --------------------------------------------------------
        2) Aggregate number of securities to which transaction applies:
            ---------------------------------------------------------
        3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the
           filing   fee   is   calculated   and   how   it   was    determined):
           _______________________________________________________
        4) Proposed maximum aggregate value of transaction: _______________
        5) Total Fee Paid: ____________________________________________

[  ]    Fee paid previously with preliminary materials.

[  ]    Check box if any part of the fee is offset as provided by Exchange Act
        Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
        1) Amount Previously Paid: ___________________
        2) Form, Schedule, or Registration No. _________
        3) Filing Party: _____________________________
        4) Date Filed: ______________________________

                               THERMOGENESIS CORP.
                              3146 Gold Camp Drive
                        Rancho Cordova, California 95670
                                 (916) 858-5100


To the Stockholders of THERMOGENESIS CORP.:

        You are invited to attend the Annual Meeting of Stockholders of THERMOGENESIS CORP. ("Company") to be held on December 16, 1999 at 10:00 a.m., PST, at The Lake Natoma Inn, located at, 702 Gold Lake Drive, Folsom, CA, 95630.

        The Notice of the Annual Meeting of Stockholders and Proxy Statement contain the matters to be considered and acted upon, and you should read that material carefully.

        The Proxy Statement contains important information concerning (i) the election of the Board of Directors, (ii) an amendment to add shares underlying the Company's 1998 Employee Equity Incentive Plan and (iii) other matters that properly come before the meeting, including adjournment of the meeting. I urge you to give these matters your close attention since they are of great importance to the Company and its stockholders.

        We hope you will be able to attend the meeting, but, if you cannot do so, it is important that your shares are voted at the meeting. Accordingly, we urge you to mark, sign, date and return the enclosed proxy promptly. You may, of course, withdraw your proxy if you attend the meeting and choose to vote in person, or by notifying us.

                                            Sincerely,



                                            Philip H. Coelho
                                            Chief Executive Officer



November 8, 1999

                               THERMOGENESIS CORP.
                              3146 Gold Camp Drive
                            Rancho Cordova, CA 95670
                                 (916) 858-5100




                  NOTICE OF THE ANNUAL MEETING OF STOCKHOLDERS
                         To Be Held On December 10, 1999


NOTICE IS GIVEN that the Annual Meeting of Stockholders of THERMOGENESIS CORP., a Delaware corporation ("Company"), will be held on December 10, 1999 at 10:00 a.m. (PST), at The Lake Natoma Inn, located at 702 Gold Lake Drive, Folsom, California, 95630, for the following purposes, all of which are discussed in the Proxy Statement:

     1. To elect five (5) directors to serve one year terms or until their successors have been elected and qualified;

     2. To adopt an amendment to the Company's 1998 Employee Equity Incentive Plan to increase the number of shares underlying that Plan; and

     3. To transact such other business that may properly come before the meeting, or any adjournments of the meeting.

Only Stockholders of record at the close of business on November 5, 1999 are entitled to notice of, and to vote at, the Annual Meeting of Stockholders.



                                            By Order of the Board of Directors



                                            David C. Adams
                                            Secretary

November 8, 1999




YOU ARE CORDIALLY INVITED TO ATTEND THERMOGENESIS CORP.'S ANNUAL MEETING OF STOCKHOLDERS. IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED REGARDLESS OF THE NUMBER YOU OWN. EVEN IF YOU PLAN TO BE PRESENT AT THE ANNUAL MEETING YOU ARE URGED TO COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY PROMPTLY IN THE ENVELOPE PROVIDED. IF YOU ATTEND THIS MEETING, YOU MAY VOTE EITHER IN PERSON OR BY PROXY. ANY PROXY GIVEN MAY BE REVOKED BY YOU IN WRITING OR IN PERSON AT ANY TIME PRIOR TO THE MEETING.

                                PROXY STATEMENT
                                       of
                              THERMOGENESIS CORP.
                              3146 Gold Camp Drive
                            Rancho Cordova, CA 95670
                                 (916) 858-5100

               Information Concerning the Solicitation of Proxies

This Proxy Statement is furnished to the Stockholders of THERMOGENESIS CORP. ("Company") in connection with the solicitation of proxies on behalf of the Company's Board of Directors for use at the Company's Annual Meeting of Stockholders ("Meeting"). The Meeting will be held on December 10, 1999 at 10:00 a.m. (PST), at The Lake Natoma Inn, located at 702 Gold Lake Drive, Folsom, California, 95630. A copy of the Company's Annual Report for the year ended June 30, 1999 has been sent with this Proxy Statement.

Only Stockholders of record on November 5, 1999 are entitled to vote at the Meeting.

The proxy solicited, if signed by you and returned to the Company, will be voted at the Meeting per your instructions. If no contrary instructions are given, each proxy received will be voted "FOR" the nominees for the Board of Directors, and "FOR" Proposals two and three. Any other matter that may come before the Meeting (including any proposal to adjourn the Meeting) will be acted on by the Board of Directors in their discretion. Any Stockholder giving a proxy has the power to revoke it at any time before it is exercised by (i) filing with the Company written notice of its revocation addressed to Secretary, THERMOGENESIS CORP., 3146 Gold Camp Drive, Ranch Cordova, California 95670, or (ii) submitting a properly signed proxy bearing a later date, or (iii) appearing at the Meeting and giving the Secretary notice of his or her intention to vote in person prior to submission of any matter to vote.

The Company will bear the entire cost of preparing and mailing these proxy materials. Copies of proxy materials will be furnished to brokerage houses, fiduciaries and custodians to be forwarded to beneficial owners of the Company's common stock. In addition to the solicitation of proxies through this proxy statement, some of the officers, directors, employees and agents of the Company may, without additional compensation, solicit proxies by telephone or personal interview, the cost of which the Company will also pay.

This Proxy Statement and form of proxy were first mailed to Stockholders on or about November 8, 1999.

                                 Record Date and Voting Rights

The Company is authorized to issue up to 50,000,000 shares of common stock, par value $0.001, and 2,000,000 shares of preferred stock, par value $0.001. As of October 8, 1999, there were 20,803,032 shares of common stock issued and outstanding and 884,000 shares of Series A Convertible Preferred Stock outstanding. Each share of stock shall be entitled to one vote on all matters submitted for Stockholder approval, including the election of directors. The record date for determination of Stockholders who are entitled to notice of and to vote at the Meeting is November 5, 1999. The Company's Certificate of Incorporation does not provide for cumulative voting. Under Delaware law, abstentions and broker non-votes will be counted for purposes of determining quorum to open the meeting, but will not be counted either for or against any proposal submitted.

                                  PROPOSAL ONE
                              ELECTION OF DIRECTORS

The Company's Amended and Restated By-laws ("By-laws") currently provide for the annual election of all directors. The authorized number of directors of the Company is not less than three (3) nor more than seven (7). The Board of Directors has fixed the number of directors to be elected at the annual meeting at five (5), as provided in the Bylaws.

In the event that any of the nominees should unexpectedly decline or be unavailable to act as a director, the enclosed proxy may be voted for a substitute nominee to be designated by the Board of Directors. The Board of Directors has no reason to believe that any nominee will become unavailable and has no present intention to nominate any person in lieu of those named below.

Nominees for Director

The following table lists the persons nominated by the Board of Directors for election as directors and also lists certain information with respect to those persons.

                                  DIRECTOR     STOCK         PERCENT
 NOMINEE                AGE        SINCE       OWNERSHIP    OWNERSHIP
-------------------  --------   -----------  ------------  ------------

Philip H. Coelho       55          1986         530,238(2)       *%
Chief Executive
Officer

James Godsey           48          1997         133,834(3)       *%
President & Chief
Operating Officer

Patrick                52          1997         120,829(4)       *%

Hubert H               68          1997          50,000(5)       *%

David Howell           54          1999         185,000(6)       *%

Officers and Directors
as a group (8)                                1,295,349(7)      5.9%


Footnotes to Table

 *      Less than 1%.
(1) The ownership includes only options exercisable, as adjusted for the June 14, 1996 one-for-two stock consolidation, on or before September 25, 1999. The total outstanding includes shares assumed exercised for percentage ownership computation.

(2) Includes rights to purchase 200,000 common shares at $2.125 per share pursuant to stock options granted October 23, 1995, and 50,000 common shares granted on May 29, 1996 and repriced on April 2, 1997 at $2.3125 per share. Includes 8,000 shares of Series A Convertible Preferred Stock, convertible into 40,000 shares of common stock and warrants to purchase 20,000 shares of common stock issued pursuant to a debt financing in November 1998.

(3) Includes rights to purchase 200,000 common shares at $2.969 per share pursuant to stock options granted on November 24, 1997 of which only 133,334 are vested and immediately exercisable.

(4) Includes rights to purchase 40,000 shares at $3.3125 per share pursuant to stock options granted on May 29, 1997. Also includes 25,829 shares owned by Equisource Capital of which Mr. McEnany is the sole shareholder and 2,500 shares owned by Mr. McEnany's wife, however, Mr. McEnany disclaims beneficial ownership of the shares owned by his wife. Also includes warrants to purchase 10,000 shares of common stock issued pursuant to debt financing in November 1998.

(5) Includes rights to purchase 40,000 shares at $3.3125 per share pursuant to stock options granted on May 29, 1997. Also includes warrants to purchase 10,000 shares of common stock issued pursuant to debt financing in November 1998.

(6) Includes rights to purchase 40,000 common shares at $2.813 per share pursuant to stock options granted on February 18, 1999 and 95,000 shares of common stock in the name of New England Venture Partners of which Mr. Howell is a 10.5% owner, Mr. Howell disclaims 89.5% ownership of the 95,000 shares. Also includes warrants to purchase 50,000 shares of common stock issued pursuant to a debt financing in November 1998, which are also held in the name of New England Venture Partners and Mr. Howell disclaims 89.5% ownership of the 50,000 warrants.

(7) Includes rights to purchase 120,000 shares at $2.3125 per share pursuant to stock options granted to David Adams, V.P. RA/QS, on April 2, 1997; rights to purchase 132,000 shares at $3.1888 granted to Sam Acosta on November 20, 1998, of which 88,000 shares are immediately exercisable; and rights to purchase 10,000 shares at $2.9063 granted to Renee Ruecker on August 13, 1997, of which 6,000 shares are immediately exercisable.

Background of Nominees.

Philip H. Coelho was named President of the Company on September 1989, and currently serves as Chief Executive Officer and Chairman of the Board. From October 1986 to September 1989, Mr. Coelho was Vice President and Director of Research, Development and Manufacturing. Mr. Coelho was President of Castleton, Inc. from October 1983 until October 1986. Castleton developed and previously licensed the Insta Cool Technology to the Company. Mr. Coelho has a Bachelor of Science degree in Mechanical Engineering from the University of California, Davis, and is the inventor or co-inventor on all of the Company's patents.

James H. Godsey, Ph.D. joined the Company as its new President and Chief Operating Officer in November 1997. Previously, Dr. Godsey was with Dade
MicroScan, a division of DADE BEHRING INC., where he was Vice President of Planning and Technology Integration, responsible for technology assessment activities, including the evaluation and acquisition of other medical device companies and medical device products. Dr. Godsey also served as Product Line General Manager of Dade MicroScan Inc. and Bartels Diagnostics Inc. from August 1993 to June 1995, overseeing annual product sales of $150 million and served as Vice President of Research & Development from February 1987 to August 1993. Dr. Godsey received his Doctorate in Bacterial Physiology from St. John's University in New York, a Masters of Science in Bacterial Physiology from the University of Missouri, a Bachelor of Science from Southeast Missouri State University and is a candidate for a Masters of Business Administration from the University of Phoenix.

Patrick McEnany From 1991 to April of 1997 Mr. McEnany was Chairman and President of Royce Laboratories. In April 1997, Royce Laboratories merged with and became a subsidiary of Watson Pharmaceuticals, Inc. From 1973 to 1985, Mr. McEnany was the President, Chief Executive Officer and Chief Financial Officer of Zenex Synthetic Lubricants, Inc. ("Zenex"), a company engaged in the distribution of synthetic lubricants. In February 1985, Zenex merged with Home Intensive Care, Inc. ("HIC"), a provider of home infusion therapy services and Mr. McEnany continued to serve as a director and chairman of the audit committee until HIC was acquired by WR Grace & Co. in 1993. From December 1984 through the present, Mr. McEnany also served as the President of Equisource Capital, Inc., a consulting company in the areas of corporate finance and investment banking. He also served as Vice Chairman and director of the National Association of Pharmaceutical Manufacturers. Mr. McEnany was fomerly a director of the Company from 1985 through 1991.

Hubert E. Huckel, M.D. currently serves as a member of the Board of Directors of Titan Pharmaceuticals, Inc., Gynetics Inc. & The Work Group. In 1964, Dr. Huckel joined Hoechst A.G., a Frankfurt, Germany based chemical- pharmaceutical company ranking in the top 5 of such companies world wide. Dr. Huckel later moved to Hoechst U.S. subsidiaries in 1966 where he held various operations and executive management positions, advancing to Chairman of Hoechst Roussel Pharmaceutical, Inc., president of the Life Sciences Group, and member of the Executive
Committee at Hoechst Celanese Corp., a Fortune 100 company. Dr. Huckel earned his medical degree from the University of Vienna, Austria, in 1956.

David Howell is currently a General Partner of Howell Resource Partners, a privately owned Connecticut Partnership which invests in privately owned companies and real estate projects. Mr. Howell has previously served as CEO or COO of several privately owned companies, including Controlonics Corporation in Westford, Massachussettes (1981 through 1985), and The Straus Adler Company in New Haven, Connecticut (President 1988-1991; Chairman 1991-1996). Mr. Howell also previously served as a member of the Board of Directors of Callaway Golf Company in Carlsbad California prior to its public offering in 1992.

Vote Required

A majority of votes by the shares of common stock present or represented and voting at the meeting is required to elect the nominees.


THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS VOTING FOR ALL NOMINEES FOR THE BOARD OF DIRECTORS.


PROPOSAL TWO:                APPROVAL OF AMENDED STOCK OPTION PLAN

The Company's 1998 Employee Equity Incentive Plan ("Plan") currently provides for the granting of options representing the right to acquire up to 798,000 shares of common stock. On September 23, 1999, and subject to Stockholder approval, the Board of Directors approved an amendment to the Plan to increase the number of shares of common stock issuable upon exercise of options granted under the Plan by an additional 1,000,000 shares in order to assure that the Plan will continue to have sufficient shares to serve as a vehicle to attract and retain the services of key employees and to help such key employees realize a direct proprietary interest in the Company. The amendment is set forth in Exhibit A attached to this Proxy Statement. The other terms of the Plan remain unchanged.

During the fiscal year ended June 30, 1999, options under the Plan representing the right to acquire a total of 2,500 shares of the Company's common stock had been granted to officers, directors, and employees of the Company and 142,413 shares of common stock were issued pursuant to the Plan. In addition, from July 1, 1999 to the present, the Compensation Committee of the Board of Directors granted 641,500 options to officers, directors and employees. The grant price of options issued during the fiscal year and those issued up to the present ranged from $1.125 to $1.50.

Description of the Plan.

The following is a summary of the principal provisions of the Plan in effect prior to the amendment described in this Proposal Two. Other than the increase in the number of shares of common stock underlying the Plan, no other changes to the provisions described will be made. This summary is not intended to be a complete description of all the terms and provisions of the Plan. Any Stockholder of the Company may obtain a complete copy of the Plan upon written request to the Secretary of the Company at its principal office in Rancho Cordova, California.

Administration. The Plan is administered by the Compensation Committee consisting or two or more disinterested Board members ("Committee"). The Committee is responsible for the operation of the Plan and, subject to the terms thereof, makes all determinations regarding (i) participation in the Plan by employees of the Company or subsidiaries and (ii) the nature and extent of such participation. The interpretation and construction of any provisions of the Plan by the Committee shall be final. The Board may at any time remove a Committee member and appoint a successor, provided the successor is a disinterested Board member.

Committee members shall serve without compensation, unless otherwise determined by the Board, provided that the Company shall pay the expenses of such members incurred in the administration of the Plan, subject to approval of the Board. Currently, the Board has directed that each Committee member receive $500 for each meeting attended in person ($250 if by telephonic conference).

Eligibility. The Plan provides for the grant of Incentive Stock Options ("ISO"), within the meaning of the Internal Revenue Code of 1986, as amended ("Code") to employees of the Company, including directors and officers who are also employees ("Participants"). All other awards may be granted to employees, officers, directors, consultants, independent contractors and advisors of the Company; provided such consultants, contractors and advisors render bona fide services in connection with the Company's operations.

Terms of Options. Each option will be evidenced by an Award Agreement between the Company and the Participant to whom such option may be granted which will expressly identify the option as an ISO or a Non-qualified Stock Option ("NQSO"). Options granted under the Plan shall have a term of up to 5 years, and no ISO granted to a person who directly or by attribution owns more than 10% of the total combined voting power of stock of the Company will be exercisable after the expiration of 5 years from the date the ISO is granted, as determined by the Committee, and shall be subject to the following additional terms and conditions.

Exercise of Options. Options shall become exercisable during a period or during such periods as the Committee shall determine and may be specifically conditioned upon achieving specified events. An option may be exercised by giving written notice in the form of a stock option exercise agreement ("Exercise Agreement") to the Company, specifying the number of full shares to be purchased, the restrictions imposed on the shares purchased under the Exercise Agreement, if any, and such representations and agreements regarding Participants investment intent and access to information, if any, as may be required to comply with applicable securities laws and tendering payment to the Company of the purchase price. The Committee may, in its discretion, allow a participant to pay the option price by other methods permitted by law as determined by the Committee, including by execution of a promissory note evidencing the debt on such terms and conditions determined by the Committee bearing interest at a rate sufficient to avoid imputation of income under ss.ss. 483 and 1274 of the Code. However, Participants who are not employees or directors of the Company will not be entitled to purchase shares with a promissory note.

Option Exercise Price. The option price will be determined by the Committee on the date the options are granted and may not be less than 85% of the fair market value of the shares on the date of grant; provided that the exercise price of an ISO will not be less than 100% of the fair market value of the shares on the date of grant and the exercise price of an ISO granted to a 10% shareholder will not be less than 110% of the fair market value of shares on the date of grant.

Termination of Status as an Employee or Director. If the Participant ceases to serve as an employee, officer or director of the Company, the options held by the optionee may be exercised within 90 days after the date he ceases to be an employee, officer or director as to all or part of the shares that the optionee was entitled to exercise at the date of such termination and after such 90-day period all unexercised options shall terminate. Notwithstanding the foregoing, in no event may an option be exercised after its term has expired. The Committee, in its discretion may lengthen the period of time up to 5 years after the Termination Date, however, any exercise beyond 3 months of the Termination Date shall be deemed an NQSO.

Death or Disability. If a Participant is terminated due to death or disability, the options held by the Participant may be exercised by the Participant or Participant's legal representative or authorized assignee at any time within 12 months after the death or disability and shall terminate thereafter. If a Participant should die within three months after ceasing to serve as an employee, officer or director of the Company, the options may be exercised within 12 months after the death to the extent the option was exercisable on the date of such death. Notwithstanding the foregoing, in no event may an option be exercised after its term has expired. The Committee, in its discretion, may lengthen the term up to 5 years, however, any exercise after 12 months from the Termination Date shall be deemed an NQSO.

Suspension or Termination of Options. No option shall be exercisable by any person after its expiration date. If the Committee reasonably believes that a participant has committed an act of misconduct, the Committee may suspend the Participant's right to exercise any option pending a final determination by the Committee. If the Committee determines that a Participant has committed an act of theft, embezzlement, fraud, dishonesty, or breach of fiduciary duty, such options may be immediately terminated. In making such a determination, the Committee shall act fairly and in good faith and shall give the Participant an opportunity to appear and present evidence on the Participant's behalf at a hearing before the Committee. The determination of the Committee shall be final and conclusive unless overruled by the Board of Directors.

Nontransferability of Options. Awards are not transferable or assignable other than by will or the laws of descent and distribution, and are exercisable only by the Participant during his or her lifetime or, in the event of death, by the executors, administrators, legatees or heirs of his or her estate during the time period provided above.

Holding Requirements. To the extent required by Rule 16b-3, as promulgated under
Section 16(b) of the Securities Exchange Act of 1934, as amended, all participants who are officers or directors of the Company shall not be entitled to transfer any shares of common stock received upon the exercise of the options granted under the Plan for a period of six months from the date the options were granted.

Other Provisions. The Award Agreement may contain such other terms, provisions and conditions not inconsistent with the Plans as may be determined by the Committee.

Adjustment upon Changes in Capitalization. In the event of the proposed dissolution or liquidation of the Company, any and all outstanding awards may be assumed converted or replaced by the successor corporation, if any, which conversion or replacement will be binding on all Participants. In the alternative, the successor corporation may substitute equivalent awards or provide substantially similar consideration to Participants as was provided to shareholders, the sale of all or substantially all of the Company's assets or the merger of the Company with or into another corporation. In the event such successor corporation, if any, refuses to assume or substitute awards, such awards will expire on such transaction at such time and on such conditions as the Board will determine.

Restricted Stock. The Committee in its discretion may impose restrictions on the stock award, and may provide for the lapse of such restrictions in installments and may waive or accelerate such restrictions, based on criteria determined by the Committee.

Stock Bonus. At the discretion of the Committee, a stock bonus may be awarded for services rendered to the Company. The award of shares may be in Restricted Stock. The Committee may award more than 1 stock bonus to a Participant and each award may be subject to different performance criteria. If a Participant is terminated during a performance period, such Participant will be entitled to payment (whether in shares, cash, or otherwise) with respect to the stock bonus only to the extent earned as of the termination date in accordance with the Performance Stock Bonus Agreement, unless determined otherwise by the Committee.

Amendment and Termination. The Board of Directors may amend the Plan at any time or from time to time; provided, however, that the Board will not, without the approval of the shareholders of the Company, amended this Plan in any manner that requires such shareholder approval pursuant to the Code or the regulations promulgated thereunder as such provisions apply to ISO plans.

Vote Required


The affirmative vote of the majority of shares present or represented and voting at the Meeting is required to approve Proposal Two.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE APPROVAL OF AN AMENDMENT TO THE 1998 STOCK OPTION PLAN TO INCREASE THE NUMBER OF SHARES OF COMMON STOCK ISSUABLE UNDER THE PLAN BY 1,000,000 TO 1,798,000 TOTAL SHARES.

           EXECUTIVE COMPENSATION OF MANAGEMENT, OWNERSHIP OF CERTAIN
                 STOCKHOLDERS, AND CERTAIN RELATED TRANSACTIONS

The following table sets forth certain information with respect to executive officers of the Company at fiscal year end.



NAME                         POSITIONS WITH THE COMPANY       AGE      OFFICE HELD SINCE
----------------------     -----------------------------   ---------   ------------------

Philip H. Coelho             Chief Executive Officer           55           1989(1)

James H. Godsey              President  & Chief Operating
                             Officer                           48           1997

David C. Adams               V.P. Regulatory Affairs and
                             Quality  Assurance and General
                             Counsel                           41           1996

Sam Acosta                   V.P. Manufacturing Operations     56           1997

Renee Ruecker                V.P. of Finance/Accounting        35           1998

Charles de B. Griffiths(2)   V.P. Foreign Marketing            49           1990



Notes to Table

     (1) Prior to becoming President, Mr. Coelho served as Vice President and Director of Research, Development and Manufacturing from October 1986 to September 1989.

     (2)  Mr. Griffiths  Employment  Agreement  expired by its terms on June 30,
          1999.

Executive officers are elected annually by the Board of Directors and serve at the pleasure of the Board. Messrs. Coelho, Acosta, Adams, Dr. Godsey and Ms. Ruecker have entered into employment agreements with the Company. There is no family relationship between any of the officers and directors. Mr. McEnany is currently a member of the AMDG, Inc.Board of Directors and Dr. Huckel is a member of the Board of Directors for Titan Pharmaceuticals, Inc., Gynetics Inc. and AMDG, Inc.

The biographies of Messr. Coelho, and Dr. Godsey can be found on page 3.

Mr. Adams joined the Company at the end of November 1996 as General Counsel, and filled the newly created position of V.P. of Business Development. In November 1998 Mr. Adams assumed the position of V.P. RA/QS. Prior to joining the Company, Mr. Adams was in private practice representing public and private corporations in the areas of intellectual property, corporate finance, mergers and acquisitions, and regulatory matters. Mr. Adams received his Bachelor of Arts Degree in Psychology, with High Distinction, from the University of Colorado, Colorado Springs in 1984, and his Juris Doctorate, with Distinction, from the University of the Pacific, McGeorge School of Law in 1988.

Mr. Sam Acosta joined the Company in December 1997 as V.P. Manufacturing Operations. Prior to joining the Company, Mr. Acosta was V.P. of Manufacturing at Dade International, MicroScan, formerly Baxter Diagnostics. Mr. Acosta was responsible for manufacturing engineering, materials management and distributions and quality control. Mr. Acosta received his Bachelor of Arts Degree in Business Administration from California State University Sacramento.

Ms. Ruecker joined the Company in August 1997 as Director of Finance. Ms. Ruecker assumed the position of V.P. Finance/Accounting in August 1998. Prior to joining the Company, Ms. Ruecker was a manager in the Audit and Business Advisory Department at Price Waterhouse LLP. Her clients included a number in the science and health industries. A Certified Public Accountant, Ms. Ruecker received her Bachelor of Arts Degree in Business Administration from the California Polytechnic State University in San Luis Obispo.

Certain Legal Proceedings


Except for Mr. McEnany, none of the executive officers or directors has been involved in any material legal proceeding within the past five years. While Chairman and President of Royce Laboratories (1991 - 1997), Mr. McEnany responded to a formal investigation by the Securities and Exchange Commission against Royce Laboratories and its officers and directors related to certain of Royce Laboratories' disclosure in February 1993. The matter was resolved in May 1996 when Royce Laboratories and Mr. McEnany entered into a settlement with the SEC, without admitting or denying that a violation of the securities laws had occurred. As part of the settlement, Royce Laboratories and Mr. McEnany consented to a civil injunction requiring that they comply with the federal securities laws in the future. The Company does not believe that the substance of the consent decree or the injunction will affect Mr. McEnany's ability as a director of the Company.


Board Meetings

During the fiscal year ended June 30, 1999, the Board took formal action 12 times, by meeting or consent. All directors were either present at the meeting or consented in writing to each action taken. The Compensation Committee also took action on 7 occasions, by meeting or consent, during the fiscal year ended June 30, 1999. All members of the Compensation Committee were present or consented to the actions in writing. The Audit Committee met once, and all members of that committee were present at the meeting. There were no Executive Committee meetings during the year.

Board Committees

The Company currently has a Compensation Committee, an Executive Committee and an Audit Committee.

At fiscal year end, the Executive Committee consisted of Philip Coelho, Patrick McEnany, and James Godsey. The Executive Committee assists the Company's officers in establishing or implementing strategic plans, and determining questions of general policy with regard to the Company's business and day-to-day operations.

At fiscal year end, the Audit Committee consisted of three non-employee directors, David Howell, Patrick McEnany and Dr. Hubert Huckel. The Audit Committee coordinates and oversees the Company audit performed by outside auditors.

The Compensation Committee consisted of three non-employee directors, Patrick McEnany, Dr. Hubert Huckel and Mr. David Howell. The Compensation Committee reviews and approves the executive compensation policies and determines employee option grants. The following report submitted by the Compensation Committee describes the compensation policies and rationales applicable to the Company's executive officers with respect to the compensation paid to such executive officers for the fiscal year ended June 30, 1999.

                        COMPENSATION OF THERMOGENESIS CORP. MANAGEMENT

The Compensation Committee ("Committee") of the Board of Directors is responsible for the Company's compensation, benefits, and stock option grants for executive officers. The Committee is composed entirely of independent outside directors. The following is the Committee's report on executive compensation.

                        Report of the Executive Compensation Committee

The Compensation Committee renewed the employment agreement of Mr. Coelho during fiscal year 1999.

Compensation Philosophy

The Committee continues to emphasize the important link between the Company's performance, which ultimately benefits all shareholders, and the compensation of its executives. Therefore, the primary goal of the Company's executive compensation policy is to closely align the interests of the shareholders with the interests of the executive officers. In order to achieve this goal, the Company attempts to (i) offer compensation opportunities that attract and retain executives whose abilities and skills are critical to the long-term success of the Company and reward them for their efforts in ensuring the success of the Company and (ii) encourage executives to manage from the perspective of owners with an equity stake in the Company. The Company currently uses three integrated components - Base Salary, Incentive Compensation and Stock Options - to achieve these goals. More recently, the Committee has begun to focus more on principles of pay for performance and stock ownership, through option grants, to provide adequate incentive for completing tasks and operational hurdles the Company is facing. The following outlines the overall compensation components.

        Base Salary

The Base Salary component of total compensation is designed to compensate executives competitively within the industry and the marketplace. The Committee reviewed and approved an employment agreement for Mr. Adams in December 1996, Dr. Godsey in November 1997, and Mr. Acosta in December 1997 and a renewal of Mr. Coelho's agreement in June 1999. Base Salaries of the executive officers are established by the Committee based upon Committee compensation data, the executive's job responsibilities, level of experience, individual performance and contribution to the business. In making base salary decisions, the Committee exercised its discretion and judgment based upon regional and personal knowledge of industry practice and did not apply any specific formula to determine the weight of any one factor.

        Incentive Bonuses

The Incentive Bonus component of executive compensation is designed to reflect the Committee's belief that a portion of the compensation of each executive officer should be contingent upon the performance of the Company, as well as the individual contribution of each executive officer. The Incentive Bonus is intended to motivate and reward executive officers by allowing the executive officers to directly benefit from the success of the Company. Dr. Godsey was provided with a bonus of $55,000, and Mr. Acosta was provided with a $35,000 bonus. Mr. Coelho was awarded 54,738 shares of the Company's common stock, as a bonus, and Mr. Adams and Ms. Ruecker were each awarded a bonus consisting of 29,474 shares of the Company's common stock. Executive Employment contracts provide generally for a discretionary bonus of up to 35% of the executive's base salary which will be determined by the Committee based on individual performance criteria and Company performance during the year.

        Long Term Incentives

The Committee provides the Company's executive officers with long-term incentive compensation in the form of stock option grants under the Company's Amended 1994 Stock Option Plan and the 1998 Employee Equity Incentive Plan. The Committee believes that stock options provide the Company's executive officers with the opportunity to purchase and maintain an equity interest in the Company and to share in the appreciation of the value of the Company's Common Stock. The Committee believes that stock options directly motivate an executive to maximize long-term shareholder value. All options granted to executive officers to date have been granted at the fair market value of the Company's Common Stock on the date of grant, except for the repricing of options granted to Mr. Coelho on May 29, 1996 which were repriced on April 2, 1997. The Committee considers each option subjectively, considering factors such as the individual performance of the executive officer and the anticipated contribution of the executive officer to the attainment of the Company's long-term strategic performance goals. The number of Stock Options granted in prior years are also taken into consideration.

In conclusion, the Committee believes that the Company's current compensation levels are consistent with Company goals.

                                    Respectfully Submitted,
                                    THERMOGENESIS CORP. COMPENSATION COMMITTEE

                                    David Howell, Chairman
                                    Hubert Huckel, M.D.
                                    Patrick McEnany

Executive Compensation

This table lists the aggregate cash compensation paid in the past three years for all services of the named Executive Officers of the Company.



                                  SUMMARY COMPENSATION TABLE
                                  ---------------------------

                                        ANNUAL COMPENSATION                 LONG-TERM COMPENSATION
                                        --------------------              --------------------------


                                                              OTHER
NAME AND PRINCIPAL                                            ANNUAL        RESTRICTED         OPTIONS
POSITION                 YEAR      SALARY         BONUS        COMP.         STOCK AWARD(S)     GRANTED
====================== ======= =============  =========== ============= ================== =============
Philip H. Coelho,         1997 $  160,000       $      0    $ 52,764(1)         $0                 -0-
Chairman and Chief
Executive Officer
                          1998 $  160,000       $      0    $ 15,228(2)         $0                 -0-
                          1999 $  160,000       $ 65,000(3) $ 15,751(4)         $0                 -0-
                      -------------------------------------------------------------------------------------
James Godsey, President
and Chief Operating
Officer                   1997 $       0        $      0    $      0            $0                 -0-
                          1998 $   93,000       $ 50,000    $  3,269(5)         $0             200,000(6)
                          1999 $  160,000       $ 55,000    $ 10,920(7)         $0                 -0-
                      ----------------------------------------------------------------------------------------

Charles de B. Griffiths,  1997 $  120,000       $      0    $ 31,781(8)         $0                 -0-
V.P. Foreign Markets
                          1998 $  120,000       $      0    $  9,352(9)         $0                 -0-
                          1999 $  120,000       $      0    $      0            $0                 -0-
                      ----------------------------------------------------------------------------------------

David Adams, VP RA/QS     1997 $   64,167       $      0    $  4,550(10)        $0             120,000(11)
and General Counsel
                          1998 $  110,000       $      0    $ 11,731(12)        $0                 -0-
                          1999 $  135,000       $ 45,000    $ 10,957(14)
                      ----------------------------------------------------------------------------------------

Renee Ruecker, VP         1997 $       0        $      0    $      0            $0                 -0-
Finance/Accounting
                          1998 $  73,333        $      0    $      0            $0              10,000(15)
                          1999 $  93,750        $ 40,000(16)$      0            $0                 -0-
                      ----------------------------------------------------------------------------------------

Sam Acosta, V.P.          1997 $       0        $      0    $      0            $0                 -0-
Manufacturing
                          1998 $  79,000        $ 10,000    $      0            $0            132,000(17)
                          1999 $ 135,000        $ 45,000    $  3,632(18)        $0                 -0-
==============================================================================================================

(1) Represents payments of $12,000 annual automobile allowance and $40,764 in accrued vacation pay.
(2) Represents payment of $9,231 annual automobile allowance and $5,997 in accrued vacation.
(3)  Represents an award of 54,738 shares of common stock.
(4) Represents payment of $9,600 annual automobile allowance and $6,151 in accrued vacation pay.
(5)  Represents payments of $3,269 annual automobile allowance.
(6) Includes 200,000 stock options granted on November 14, 1997 at $2.969 per share.
(7) Represents payments of $6,000 annual automobile allowance and $4,920 in accrued vacation pay.
(8) Represents payments of $9,600 annual automobile allowance and $22,781 in accrued vacation pay.
(9) Represents payments of $6,231 annual automobile allowance and $3,121 in accrued vacation pay.
(10) Represents payments of $4,550 annual automobile allowance.
(11) Includes  120,000  stock  options  granted  on April 2, 1997 at $2.313  per share.
(12) Represents payments of 7,500 annual automobile allowance and $4,231 in accrued vacation pay.
(13) Includes $10,000 cash bonus and 29,474 shares of common stock.
(14) Represents payments of $7,800 annual automobile allowance and $3,157 in accrued vacation pay.
(15) Includes 10,000 stock options granted on August 13, 1997 at $2.9063 per share.
(16) Represents $5,000 cash bonus and 29,474 shares of common stock.
(17) Includes 132,000 stock options granted on November 20, 1998 at $3.1888 per share.
(18) Represents payments of $3,632 in accrued vacation pay.
----------------------

Employment Agreements

In June 1999, the Company and Mr. Coelho entered into an employment agreement whereby Mr. Coelho agreed to serve as Chief Executive Officer of the Company and receive compensation equal to $179,600 per year, subject to annual increases as may be determined by the Board of Directors. The employment agreement may be terminated by Mr. Coelho or by the Company with or without cause. In the event Mr. Coelho is terminated by the Company without cause, Mr. Coelho will be entitled to receive severance pay equal to the greater of six months of his annual salary or the remaining term of the agreement. In addition, the employment agreement provides that in the event Mr. Coelho is terminated other than "for cause" upon a change of control, Mr. Coelho shall be paid an amount equal to three times his annual salary. The phrase "change of control" is defined to include (i) the issuance of 33% or more of the outstanding securities to any individual, firm, partnership, or entity, (ii) the issuance of 33% or more of the outstanding securities in connection with a merger, or (iii) the acquisition of the Company in a merger or other business combination. The employment agreement expires by its terms in June 1999. In November 1997, Mr. Coelho resigned his position as President.

In June 1996, the Company and Charles de B. Griffiths entered into an employment agreement whereby Mr. Griffiths agreed to serve as Vice-President of Marketing and Sales of the Company and receive compensation equal to $120,000 per year and a $750 per month car allowance, subject to annual increases as may be determined by the Board of Directors. The employment agreement may be terminated by Mr. Griffiths or by the Company with or without cause. In the event Mr. Griffiths is terminated by the Company without cause, Mr. Griffiths will be entitled to receive severance pay equal to the greater of six months of his annual salary, or the remaining term of the agreement. In addition, the employment agreement provides that in the event Mr. Griffiths is terminated following a change of control, Mr. Griffiths shall be paid an amount equal to three times his annual salary. The phrase "change of control" is defined to include (i) the issuance of 33% or more of the outstanding securities to any individual, firm, partnership, or entity, (ii) the issuance of 33% or more of the outstanding securities in connection with a merger, or (iii) the acquisition of the Company in a merger or other business combination. The employment agreement expired by its terms in June 1999.

In December 1996, the Company and Mr. Adams entered into an employment agreement whereby Mr. Adams agreed to serve as Vice President of Business Development and General Counsel of the Company and receive compensation equal to $110,000 per year and a $650 per month automobile allowance, subject to annual increases as may be determined by the Board of Directors. The employment agreement may be terminated by mutual consent of the Company and Mr. Adams or by the Company with or without cause. In the event Mr. Adams is terminated by the Company without cause, Mr. Adams will be entitled to receive severance pay equal to the greater of six months of his annual salary, excluding any amounts for benefits or automobile allowance or an amount equal to the then current per month Base Salary multiplied by the number of calendar months remaining in the Agreement. In addition, the employment agreement provides that in the event Mr. Adams is terminated other than "for cause" upon a change of control, Mr. Adams will be paid an amount equal to three times his annual salary. The phrase "change of control" is defined to include (i) the issuance of 33% or more of the outstanding securities to any individual, firm, partnership, or entity, (ii) the issuance of 33% or more of the outstanding securities in connection with a merger, or (iii) the acquisition of the Company in a merger or other business combination. The employment agreement expires by its terms in November 1999.

In November 1997, the Company entered into an employment agreement with Dr. Godsey whereby Dr. Godsey agreed to serve as President and Chief Operating Officer and receive compensation equal to $160,000 and a $500 per month automobile allowance, subject to annual increases as may be determined by the

Board of Directors. Dr. Godsey is eligible to receive bonuses based on his performance and the attainment of objectives established by the Company. Dr. Godsey shall receive an initial bonus of $60,000 at the end of the first anniversary of the employment agreement and thereafter, bonuses shall not exceed thirty-five percent of his base salary in effect for that given year. The employment agreement may be terminated prior to the expiration of the agreement, upon the mutual agreement of the Company and Dr. Godsey. In addition, the employment agreement provides that in the event Dr. Godsey is terminated other than "for cause" upon a change of control, Dr. Godsey will be paid an amount equal to three times his annual salary. The phrase "change of control" is defined to include (i) the issuance of 33% or more of the outstanding securities to any individual, firm, partnership, or entity, (ii) the issuance of 33% or more of the outstanding securities in connection with a merger, or (iii) the acquisition of the Company in a merger or other business combination. The employment agreement expires by its terms in November 2000.

In December 1997, the Company entered into an employment agreement with Mr. Acosta whereby Mr. Acosta agreed to serve as V.P. of Manufacturing Operations and receive compensation equal to $135,000 subject to annual increases as may be determined by the Board of Directors. Mr. Acosta is eligible to receive bonuses based on his performance and the attainment of objectives established by the Company. Mr. Acosta shall receive an initial bonus of $10,000 at the commencement of employment and thereafter, bonuses shall not exceed thirty-five percent of his base salary in effect for that given year. The employment agreement may be terminated prior to the expiration of the agreement, upon the mutual agreement of the Company and Mr. Acosta. In addition, the employment agreement provides that in the event Mr. Acosta is terminated other than "for cause" upon a change of control, Mr. Acosta will be paid an amount equal to three times his annual salary. The phrase "change of control" is defined to include (i) the issuance of 33% or more of the outstanding securities to any individual, firm, partnership, or entity, (ii) the issuance of 33% or more of the outstanding securities in connection with a merger, or (iii) the acquisition of the Company in a merger or other business combination. The employment agreement expires by its terms in December 2000.

Options Granted in Last Fiscal Year

All option grants and values have been adjusted to reflect the one-for-two stock consolidation effected by the Company on June 14, 1996.

                                       Individual Grants

                                Percent of
                                Total
                  Number of     Options                                  Potential Realized Value at
                  Securities    Granted to                               Assumed Annual Rates of
                  Underlying    Employees     Exercise                   Stock Price Appreciation for
                  Options       in Fiscal     Base Price    Expiration   Option Term
Director          Granted       Year          ($/sh)           Date            5%($)(1)          10%($)(1)
============== ============= ============= ============== ============= ================== ==============

David Howell       40,000       22.409%       $2.813        2/18/02       $17,735.97           $37,244.12


Footnotes to Table

(1) The 5% and 10% assumed rates of appreciation are mandated by the rules of the Securities and Exchange Commission and do not represent the Company's estimate or projection of future common stock prices, or actual performance. Ten-Year Options/SAR Repricings

There were no repricing of options for the fiscal year ended June 30, 1999.

Aggregated Option Exercises in Last Fiscal Year and Fiscal Year-End Option
Values

The following table sets forth executive officer options exercised and option values for fiscal year 1998 for all executive officers at the end of the year.



                                                  Number of options    Value of Unexercised
                     Shares Acquired                   at FY End         Options at FY End
                     (Exercisable/                        Value             (Exercisable
Name                 Or Exercised)     Realized      Unexercisable)        Unexercisable)(1)
---------------     ---------------   ---------- ---------------------- ------------------------

Philip Coelho            0                 0           250,000/0                   $0/$0


James Godsey             0                 0           133,334/66,666              $0/$0

Sam Acosta               0                 0            88,000/44,000              $0/$0

David Adams              0                 0           120,000/0                   $0/$0

Renee Ruecker            0                 0             6,000/4,000               $0/$0

Charles De B. Griffiths  0                 0           100,000/0                   $0/$0


Footnotes to Table

(1)    Based on June 30, 1999 year end closing bid price of $ 1.188 per share.


Directors Compensation

All directors who are not employees of the Company are paid a meeting fee of $1,000 per Board meeting attended in person ($500 for attendance by telephonic conference). In addition, members of the Board's Compensation Committee receive $500 per meeting attended in person ($250 for attendance by telephonic conference) and options to purchase 4,000 shares of common stock upon completion of each full year of service on such Committee pursuant to the Amended 1994 Stock Option Plan. Members of the Audit and Executive Committees receive $500 per meeting in person ($250 for attendance by telephonic conference).

The Amended 1994 Stock Option Plan

The Company's Amended 1994 Stock Option Plan (the "Plan") was originally approved by the Company's stockholders in January 1995 and amended at the Annual Meetings on May 29, 1996 and May 29, 1997. A total of 1,450,000 (post-consolidation) shares were approved by the stockholders for issuance under option agreements, subject to the Plan.

The Plan permits the grant of stock options to employees, officers and certain directors. The purpose of the Plan is to attract the best available personnel to the Company and to give employees, officers and certain directors of the Company a greater personal stake in the success of the Company.

As of June 30, 1999, 176,000 options had been granted under the Plan during the fiscal year. In addition, after June 30, 1999, options to purchase 64,000 shares of common stock were issued under the Plan to certain employees in connection with normal employment practice, with exercise prices ranging from $1.64 to $3.60 per share.

1998 Employee Equity Incentive Plan

The Company's 1998 Employee Equity Incentive Plan (EEIP) was approved by the Company's stockholders in February 1998. A total of 798,000 shares were approved by the stockholders for issuance under option agreements, subject to the EEIP.

The EEIP permits the grant of stock options to employees, officers and certain directors. The purpose of the EEIP is to attract the best available personnel to the Company and to give employees, officers and certain directors of the Company a greater personal stake in the success of the Company. As of June 30, 1999, 2,500 options had been granted under the EEIP and 147,413 shares of common stock have been issued pursuant to the EEIP. In addition, after June 30, 1999, options to purchase 641,500 shares of common stock were issued under the EEIP to certain employees in connection with normal employment practices. Exercise prices ranged from $1.125 to $1.50.

Principal Stockholders

The following table sets forth certain information as of June 30, 1999 with respect to the beneficial ownership of the Company's common stock for each person known to the Company to own beneficially 5% or more of the outstanding shares of the Company's common stock. The table on page 2 of this proxy statement sets forth, as of September 25, 1999, certain information with respect to the beneficial ownership of shares of the Company's common stock by all directors and executive officers of the Company individually, and all directors and all executive officers of the Company as a group.
As of October 8, 1999, there were 20,803,032 shares of common stock outstanding.

               Name of Shareholder    Number of Shares     Percent
               --------------------- ------------------ ------------
               The Kaufmann Fund        3,760,000(1)       15.87%

               Veron Internationa1,       500,000(2)        7.10%
               Limited

(1) Includes warrants to purchase 80,000 shares of common stock and 2,880,000 shares of common stock to be issued assuming conversion of 576,000 shares of Series A Convertible Preferred Stock.

(2) Includes warrants to purchase 250,000 shares of common stock and 400,000 shares of common stock to be issued upon conversion of 80,000 shares of Series A Convertible Preferred Stock.

                            Five Year Common Stock Performance Graph

The following graph compares the performance of the Company's common stock during the period June 30, 1994 to June 30, 1999 with Nasdaq Stock Market Index and the Company's peer group of Nasdaq stocks.

The graph depicts the results of investing $100 in the Company's common stock, and the identified index at closing prices on June 30, 1994.




[PERFORMANCE GRAPH APPEARS HERE AND IS SUMMARIZED BELOW]



                                  Graph Legend

Symbol      CRSP Total Returns Index For: 06/30/94  06/30/95 6/30/96  06/30/97 06/30/98 06/30/99
--------    ----------------------------  -------- --------- -------  -------- -------- ---------

            THERMOGENESIS Corp             100.0    156.3     215.6    139.1    109.4     59.4
----------

 . . . _ .   Nasdaq Stock Market            100.0    133.8     171.4    208.4    274.4    393.6
            (US Companies)

_ _ _ _     Nasdaq Stocks SIC              100.0    110.8     134.6    180.3    149.0    150.8
            3580-3589 US
            Companies - Refrigeration
            and Service Industry
            Machinery


B. The indexes are reweighted daily, using the market capitalization on the previous trading day.

C. If the monthly interval, based on the fiscal year-end, is not a trading day, the preceding trading day is used.

D.   The index level for all series was set to $100.0 on 06/03/94.

There can be no assurance that the Company's stock performance will continue into the future with the same or similar trends depicted in the graph above. The market price of the Company's common stock in recent years has fluctuated significantly and it is likely that the price of the stock will fluctuate in the future. The Company does not endorse any predictions of future stock performance. Furthermore, the stock performance chart is not considered by the Company to be (i) soliciting material, (ii) deemed filed with the Securities and Exchange Commission, and (iii) to be incorporated by reference in any filings by the Company under the Securities Act of 1933, or the Securities Exchange Act of 1934.

Certain Related Transactions

In May,  1997,  the Company loaned the principal sum of $88,281,25 to Charles de
B. Griffiths, the Company's Vice President of Marketing and Sales and a director of the Company, to assist with the purchase and renovation of a residence in connection with Mr. Griffiths relocation to the Company's Rancho Cordova office from France, where he previously resided. The loan bears simple interest at the annual rate of eight percent (8%), and was due and payable in February 1998. The loan was fully secured by 25,000 shares of common stock held by Mr. Griffiths at the time of the loan. In February 1998, the Company extended the repayment terms under the promissory note until June 30, 1999 and received a right of full offset against Mr. Griffiths' employment agreement in the event of any missed payment. As of June 30, 1999, Mr. Griffiths had not made the final required payment and the balance of principal and interest still owing was $33,000..

Compliance With Section 16 of the Securities Exchange Act of 1934

Based solely upon a review of Forms 3, 4 and 5 delivered to the Company as filed with the Securities and Exchange Commission ("Commission"), directors and officers of the Company timely filed all required reports pursuant to Section 16(a) of the Securities Exchange Act of 1934.

                                          OTHER MATTERS

Relationship with Independent Auditors

The Company has retained the firm of Ernst & Young LLP as independent auditors of the Company for the fiscal year ending June 30, 2000. The Company expects a representative of Ernst & Young LLP to be present at the Annual Meeting of Stockholders and the representative will have an opportunity to make a statement if he desires to do so. Such representative will be available to respond to appropriate questions.

Transfer Agent

The American Securities Transfer and Trust, Inc. located at 12039 West Alameda Parkway, Unit Z2, Lakewood, CO 80228, phone (303) 986-5400, fax (303) 986-2444 is the transfer agent for the Company's common stock.

Action on Other Matters

The Board of Directors of the Company knows of no other matters that may, or are likely, to be presented at the Meeting. However, in such event, the persons named in the enclosed form of proxy will vote such proxy in accordance with their best judgement in such matters pursuant to discretionary authority granted in the proxy.

Stockholder Proposals

Stockholder proposals to be included in the Company's Proxy Statement and Proxy for its 1998 Annual Meeting must meet the requirements of Rule 14a-8 promulgated by the Commission and must be received by the Company no later than July 13, 2000.

Additional Information

Each Stockholder has received the Company's 1999 Annual Report containing the Company's 1999 audited financial statements, including the report of its independent public accountants. Upon receipt of a written request, the Company will furnish to any Stockholder, without charge, a copy of the Company's 1999
Form 10-K as filed with the SEC under the Securities Exchange Act of 1934 (including the financial statements and the schedules thereto and a list briefly describing the exhibits thereto). Stockholders should direct any request to the Company, 3146 Gold Camp Drive, Rancho Cordova, California 95670, Attention:
David C. Adams, Secretary.



                                      THERMOGENESIS CORP.

                                     By Order of the Board of Directors


                              /s/    DAVID C. ADAMS
                                     ---------------------------
                                     David C. Adams, Secretary
                                     Rancho Cordova, California

                                           EXHIBIT A

The following provision of the Company's 1998 Employee Equity Incentive Plan is proposed to be amended in the manner described in the Proxy Statement to which this Exhibit relates.

        "Section 2.1.  Shares subject to the Plan.

        Subject to Sections 2.2 and 18,the total number of Shares reserved and available for grant and issuance pursuant to this Plan will be Shares."

                               THERMOGENESIS CORP.
                 3146 Gold Camp Drive, Rancho Cordova, CA 95670

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Philip H. Coelho and James H. Godsey, and each of them, as proxies with the power to appoint his or her or their successor, and hereby authorizes them to represent and to vote, as designated below, all the shares of common stock of THERMOGENESIS CORP. ("the Company"), held of record by the undersigned on November 5, 1999, at the Annual Meeting of Stockholders to be held on December 16, 1998, at 10:00 a.m. (PST), at The Lake Natoma Inn, located at 702 Gold Lake Drive, Folsom, California 95630, and at any and all adjournments thereof.

1.      Election of Directors.

FOR all nominees listed below _____                   WITHOUT  AUTHORITY ____
(except as marked to the contrary below)       (to vote for all Nominees below)

(INSTRUCTIONS: To withhold authority to vote for any individual nominee, strike a line through the nominee's name in the list below.)

Philip H. Coelho   Hubert Huckel   Patrick McEnany   James Godsey   David Howell


2. Adoption of an amendment to the 1998 Employee Equity Incentive Plan.

        FOR _______          AGAINST _________            ABSTAIN _____


3. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting, including adjournment.

        This proxy, when properly executed, will be voted in the manner directed herein by the undersigned Stockholder. If no direction is made, this proxy will be voted FOR Proposals 1 and 2 and in the discretion of the proxies for any other matter that is presented.

Please sign exactly as your name appears on the share certificates. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.



                ------------------------------- --------------------------------
                Name (Print)                    Name (Print) (if held jointly)


     Dated:
               ------------------------------- --------------------------------
                Signature                       Signature (if held jointly)



               ------------------------------- --------------------------------
               (Address)                       (Address)


                                  COMMON STOCK

I will ___ will not ___ attend the meeting.

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY PROMPTLY USING THE ENCLOSED
ENVELOPE.

                               THERMOGENESIS CORP.
                 3146 Gold Camp Drive, Rancho Cordova, CA 95670

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Philip H. Coelho and James H. Godsey, and each of them, as proxies with the power to appoint his or her or their successor, and hereby authorizes them to represent and to vote, as designated below, all the shares of Series A Convertible Preferred Stock of THERMOGENESIS CORP. ("the Company"), held of record by the undersigned on November 5, 1999, at the Annual Meeting of Stockholders to be held on December 16, 1998, at 10:00 a.m. (PST), at The Lake Natoma Inn, located at 702 Gold Lake Drive, Folsom, California 95630, and at any and all adjournments thereof.

1.      Election of Directors.

   FOR all nominees listed below _____               WITHOUT  AUTHORITY ____
(except as marked to the contrary below)        (to vote for all Nominees below)

(INSTRUCTIONS: To withhold authority to vote for any individual nominee, strike a line through the nominee's name in the list below.)

Philip H. Coelho   Hubert Huckel   Patrick McEnany   James Godsey   David Howell


2. Adoption of an amendment to the 1998 Employee Equity Incentive Plan.

        FOR _______          AGAINST _________          ABSTAIN _____


3. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting, including adjournment.

        This proxy, when properly executed, will be voted in the manner directed herein by the undersigned Stockholder. If no direction is made, this proxy will be voted FOR Proposals 1 and 2 and in the discretion of the proxies for any other matter that is presented.

Please sign exactly as your name appears on the share certificates. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.



                ------------------------------- --------------------------------
                Name (Print)                    Name (Print) (if held jointly)


     Dated:
               ------------------------------- --------------------------------
                Signature                      Signature (if held jointly)



               ------------------------------- --------------------------------
               (Address)                       (Address)

                      Series A Convertible Preferred Stock

I will ___ will not ___
attend the meeting.

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY PROMPTLY USING THE ENCLOSED
ENVELOPE.